Exhibit 13(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

I, Paul Ricciardelli, Chief Executive Officer of the Consulting Group Capital Markets Funds (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.    The Form N-CSR of the Registrant for the annual period ended August 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 5, 2018	/s/ Paul Ricciardelli
Paul Ricciardelli, Chief Executive Officer
(principal executive officer)

Exhibit 13(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

I, Francis Smith, Chief Financial Officer of the Consulting Group Capital Markets Funds (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.    The Form N-CSR of the Registrant for the annual period ended August 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 5, 2018	/s/ Francis Smith
Francis Smith, Chief Financial Officer
(principal financial officer)